Guidance ï Vision ï Experience	American Beacon Balanced Fund	Ticker Symbol: AMR: AABNX

SUMMARY PROSPECTUS	MARCH 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated March 1, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated October 31, 2009, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

Share class
AMR
Management fees	0.23%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.12%
Acquired Fund Fees and Expenses	0.01%

Total annual fund operating expenses[1]	0.36%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$37	$116	$202	$456

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

Ordinarily, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). The Fund may invest in companies of all market capitalizations, including small- and mid-capitalization companies.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund’s assets are currently allocated among the Manager and three investment sub-advisors.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

►	above-average earnings growth potential,

►	below-average price to earnings ratio,

►	below-average price to book value ratio, and

►	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund’s debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises, (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes and other debt securities. The Fund will only buy debt securities that are investment grade at the time of the purchase.

Summary Prospectus ï March 1, 2010	American Beacon Balanced Fund

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.
•	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

Principal Risks

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The equity portion of the Fund’s portfolio is subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The fixed-income portion of the Fund’s portfolio is subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Value Stocks Risk (Stocks)
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Interest Rate Risk (Bonds)
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk (Bonds)
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk (Bonds)
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

Small and Medium Capitalization Companies Risk
Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Summary Prospectus ï March 1, 2010	American Beacon Balanced Fund

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed-income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000 Value Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the Barclays Capital U.S. Bond index. The Balanced Composite Index is composed of the Russell 1000 Value Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%) to reflect the Fund’s allocation of its assets between fixed-income securities and equity securities. The Lipper MTAG Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return: (1/1/00 through 12/31/09)	13.75% (2nd Quarter 2003)
Lowest Quarterly Return: (1/1/00 through 12/31/09)	11.03% (4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2009
AMR Class	1 Year	5 Years	10 Years
Return Before Taxes	20.99%	2.60%	5.76%

Indexes (reflects no deduction for
fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000® Value Index	19.69%	-0.25%	2.47%
Barclays Capital U.S. Aggregate Index	5.93%	4.97%	6.33%
Balanced Composite Index	14.81%	2.16%	4.35%
Lipper MTAG Funds Index	26.23%	2.73%	3.61%

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the Manager, which has managed a portion of the Fund’s assets since 2001, and three investment sub-advisors:

►	Barrow, Hanley, Mewhinney & Strauss, LLC (Since July 1987)

►	Brandywine Global Investment Management, LLC (Since April 1996)

►	Hotchkis and Wiley Capital Management, LLC (Since July 1987)

Portfolio Managers

American Beacon Advisors, Inc.

William F. Quinn Executive Chairman	Since Fund Inception
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Adriana R. Posada Sr. Portfolio Manager	Since 1998
Michael W. Fields Vice President of Fixed Income Investments	Since Fund Inception
Patrick A. Sporl Sr. Portfolio Manager	Since 2001
Gyeong Kim Portfolio Manager	Since 2002

Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow Portfolio Manager/Partner	Since Fund Inception
John S. Williams Portfolio Manager	Since Fund Inception
David H. Hardin Portfolio Manager	Since Fund Inception
J. Scott McDonald Portfolio Manager	Since 1994
Mark C. Luchsinger Portfolio Manager	Since 1996
Deborah A. Petruzzelli Portfolio Manager	Since 2002

Brandywine Global Investment Management, LLC

Paul R. Lesutis CFA, Managing Director	Since 1996
Earl J. Gaskins Managing Director	Since 1996
Stephen S. Smith Managing Director	Since 1996

Hotchkis and Wiley Capital Management, LLC

George Davis Principal, Portfolio Manager & Chief Executive Officer	Since 1988
Judd Peters Portfolio Manager	Since 1999
Scott McBride Portfolio Manager	Since 2001

Summary Prospectus ï March 1, 2010	American Beacon Balanced Fund

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and AMR Corporation and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

Summary Prospectus ï March 1, 2010	American Beacon Balanced Fund
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